EXHIBIT 99.2

THIRD AMENDED AND RESTATED

CODE OF REGULATIONS

OF

BRAVO BRIO RESTAURANT GROUP, INC.

Adopted May 24, 2018

ARTICLE I

Fiscal Year

The fiscal year of Bravo Brio Restaurant Group, Inc. (the “Corporation”) shall be such period as the Board of Directors may designate by resolution from time to time.

ARTICLE II

Shareholders

Section 1.  Meetings of Shareholders.

(a)          Annual Meeting.  The annual meeting of the Shareholders of this Corporation, for the election of Directors, the consideration of financial statements for the most recently concluded fiscal year and other reports, and the transaction of such other business as may properly be brought before such meeting, shall be held on such date after the annual financial statements of the Corporation have been prepared as the Board of Directors shall determine from time to time.  Upon due notice there may also be considered and acted upon at an annual meeting any matter which could properly be considered and acted upon at a special meeting, in which case and for which purpose the annual meeting shall also be considered as, and shall be, a special meeting.  In the event that the annual meeting is not held or if Directors are not elected thereat, a special meeting may be called and held for that purpose.

(b)          Special Meeting.  Special meetings of the Shareholders may be held on any business day when called by any person or persons who may be authorized by law to do so.  Calls for special meetings shall specify the purpose or purposes thereof, and no business shall be considered at any such meeting other than that specified in the call therefor.

(c)          Place of Meetings; Participation.  Any meeting of Shareholders may be held at such place, if any, within or without the State of Ohio as may be designated in the notice of said meeting.  If authorized by the Board of Directors, and subject to such guidelines and procedures as the Board of Directors shall adopt, Shareholders and proxyholders not physically present at a meeting of Shareholders may, by means of communications equipment, participate in a meeting of Shareholders and be deemed present in person and vote at a meeting of Shareholders, whether such meeting is to be held at a designated place or solely by means of communications equipment, provided that:  (i) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a Shareholder or proxyholder, (ii) the Corporation shall implement reasonable measures to provide such Shareholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the Shareholders, including an opportunity to read or hear the proceedings of the meeting and to speak or otherwise participate in the proceedings substantially contemporaneously with those physically present, and (iii) if any Shareholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Corporation.

(d)          Notice of Meeting and Waiver of Notice.

(1)          Notice.  Notice of the time, place, if any, and purposes of any meeting of Shareholders, and the means, if any, by which Shareholders can be present and vote at the meeting through the use of communications equipment, shall be given to each Shareholder entitled to vote on a matter to come before the meeting not less than seven (7) days nor more than sixty (60) days before the date fixed for the meeting and as prescribed by law.  Such notice shall be given by personal delivery, mail, overnight delivery service or any other means of communication authorized by the Shareholder to whom such notice is given.  If such notice is mailed or sent by overnight delivery service, it shall be directed, postage prepaid, to the Shareholders at their respective addresses as they appear upon the records of the Corporation, and notice shall be deemed to have been given on the day so mailed.  If sent by another means of communication authorized by the Shareholder, the notice must be sent to the address furnished by the Shareholder to the Corporation for such transmissions.  Any such authorization by a Shareholder is revocable by written notice to the Corporation either by personal delivery or by mail, overnight delivery service, or any other means of communication authorized by the Corporation.  If sent by another means of communication authorized by the Corporation, the notice must be sent to the address furnished by the Corporation for such transmissions.  Any authorization by a Shareholder to send notices given under Ohio law by any means other than in person or by mail or overnight delivery service will be deemed to have been revoked by such Shareholder if, (i) the Corporation has attempted to make delivery of two consecutive notices in accordance with the authorization and (ii) the Secretary or an Assistant Secretary of the Corporation has received notice that, or otherwise believes that, delivery has not occurred; provided, that, an inadvertent failure to treat the inability to deliver the notice as a revocation shall not invalidate any meeting of Shareholders or other action.  If any meeting is adjourned to another time or place, no notice as to such adjourned meeting need be given other than by announcement at the meeting at which such an adjournment is taken, which announcement shall include the means, if any, by which Shareholders can be present and vote at the adjourned meeting through the use of communications equipment.  No business shall be transacted at any such adjourned meeting except as might have been lawfully transacted at the meeting at which such adjournment was taken.

(2)          Notice to Joint Owners.  All notices with respect to any shares to which persons are entitled by joint or common ownership may be given to that one of such persons who is named first upon the books of this Corporation, and notice so given shall be sufficient notice to all the holders of such shares.

(3)          Waiver.  Notice of any meeting may be waived in writing by any Shareholder either before or after any meeting of Shareholders, or by attendance at such meeting without protest prior to the commencement thereof.  For purposes of these Regulations, a telegram, cablegram, electronic mail, or an electronic or other transmission capable of authentication that appears to have been sent by any Shareholder or Director that contains a waiver or affirmative vote or approval by such person shall be deemed to be a “writing.”

(e)          Record Date.  If a record date shall not be fixed or the books of the Corporation shall not be closed against transfers of shares pursuant to statutory authority, the record date for the determination of Shareholders entitled to vote at any meeting of Shareholders shall be the date next preceding the day on which notice is given or the date next preceding the day on which the meeting is held, as the case may be, and only Shareholders of record as of the close of business on such record date shall be entitled to vote at such meeting.  Such record date shall continue to be the record date for all adjournments of such meeting unless a new record date shall be fixed and notice thereof and of the date of the adjourned meeting be given to all Shareholders entitled to notice in accordance with the new record date so fixed.

(f)          Quorum.  At any meeting of Shareholders, the holders of shares entitling them to exercise a majority of the voting power of the Corporation, present in person, by proxy, or by use of communications equipment, shall constitute a quorum for such meeting; provided, however, that no action required by law, the Articles, or these Regulations to be authorized or taken by the holders of a designated proportion of the shares of the Corporation may be authorized or taken by a lesser proportion.  The Shareholders present in person or by proxy, whether or not a quorum be present, may adjourn the meeting from time to time without notice other than by announcement at the meeting.

(g)          Organization of Meetings:

(1)          Presiding Officer.  The Chairman of the Board, or, in his absence, the President, or in the absence of both of them, a Vice President of the Corporation shall call all meetings of the Shareholders to order and shall act as Chairman thereof.  If all are absent, the Shareholders shall select a Chairman.

(2)          Minutes.  The Secretary of the Corporation, or, in his absence, an Assistant Secretary, or, in the absence of both, a person appointed by the Chairman of the meeting, shall act as Secretary of the meeting and shall keep and make a record of the proceedings thereat.

(h)          Order of Business.  The order of business at all meetings of the Shareholders, shall be as determined by the Chairman of the meeting.

(i)          Voting.  Except as provided by law or in the Articles, every Shareholder entitled to vote shall be entitled to cast one vote on each proposal submitted to the meeting for each share held of record by him on the record date for the determination of the Shareholders entitled to vote at the meeting.  At any meeting at which a quorum is present, all questions and business which may come before the meeting shall be determined by a majority of votes cast, except when a greater proportion is required by law, the Articles, or these Regulations.

(j)          Proxies.  A person who is entitled to attend a Shareholders’ meeting, to vote thereat, or to execute consents, waivers and releases, may be represented at such meeting or vote thereat, and execute consents, waivers, and releases, and exercise any of his rights, by proxy or proxies appointed by a writing signed by such person or appointed by a verifiable communication authorized by such person, or by his duly authorized attorney, as provided by the laws of the State of Ohio.  Any transmission that creates a record capable of authentication, including, but not limited to, a telegram, a cablegram, electronic mail, or an electronic, telephonic, or other transmission that appears to have been transmitted by a person appointing a proxy, and that appoints a proxy, is a sufficient verifiable communication to appoint such proxy.  A photographic, photostatic, facsimile transmission, or equivalent reproduction of a writing that is signed by a person appointing a proxy pursuant to this paragraph and that appoints a proxy, is sufficient writing to appoint such proxy.

(k)          List of Shareholders.  At any meeting of Shareholders a list of Shareholders, alphabetically arranged, showing the number and classes of shares held by each Shareholder on the record date applicable to such meeting shall be produced on the request of any Shareholder.  If the meeting is to be held solely or in part by means of communications equipment, then the list of Shareholders of the Corporation shall be open to examination by any Shareholder or proxyholder during the entire time of the meeting on a reasonably accessible electronic network.  The Board of Directors may adopt guidelines and procedures allowing the Corporation to verify that any person accessing the list or lists is a Shareholder or proxyholder.  If a Shareholder has authorized the Corporation to deliver notices by any means other than mail and has not rescinded such authorization, the Corporation shall include the electronic mail address or other electronic contact information necessary to deliver the notice on any list or lists of Shareholders prepared.

Section 2.  Action of Shareholders Without a Meeting.

Any action which may be taken at a meeting of Shareholders may be taken without a meeting if authorized by a writing or writings signed by all of the holders of shares who would be entitled to notice of a meeting for such purpose, which writing or writings shall be filed or entered upon the records of the Corporation.  A telegram, cablegram, electronic mail, or an electronic or other transmission capable of authentication that appears to have been sent by any Shareholder and that contains an affirmative vote or approval of that Shareholder shall be deemed to be a writing.  The date on which that telegram, cablegram, electronic mail, or electronic or other transmission is sent is the date on which the writing is signed.

ARTICLE III

Directors

Section 1.  General Powers.

The business, power and authority of this Corporation shall be exercised, conducted and controlled by a Board of Directors, except where the law, the Articles or these Regulations require action to be authorized or taken by the Shareholders.

Section 2.  Election, Number and Qualification of Directors.

(a)          Election.  The Directors shall be elected at the annual meeting of Shareholders, or if not so elected, at a special meeting of Shareholders called for that purpose.  At any meeting of Shareholders at which Directors are to be elected, only persons nominated as candidates shall be eligible for election.

(b)          Number.  The number of Directors, which shall not be less than one, may be fixed or changed at a meeting of the Shareholders called for the purpose of electing Directors at which a quorum is present, by the affirmative vote of the holders of a majority of the shares represented at the meeting and entitled to vote on such proposal.  The number of Directors elected shall be deemed to be the number of Directors fixed unless otherwise fixed by resolution adopted at the meeting at which such Directors are elected.

(c)          Qualification.  Directors need not be Shareholders of the Corporation.

Section 3.  Term of Office of Directors.

(a)          Term.  Each Director shall hold office until the next annual meeting of the Shareholders and until his successor has been elected or until his earlier resignation, removal from office, or death.  Directors shall be subject to removal as provided by statute or by other lawful procedures and nothing herein shall be construed to prevent the removal of any or all Directors in accordance therewith.

(b)          Resignation.  A resignation from the Board of Directors shall be deemed to take effect immediately upon its being received by any incumbent corporate officer other than an officer who is also the resigning Director, unless some other time is specified therein.

(c)          Vacancy.  In the event of any vacancy in the Board of Directors for any cause, the remaining Directors, though less than a majority of the whole Board, may fill any such vacancy for the unexpired term.

Section 4.  Meetings of Directors.

(a)          Regular Meetings.  A regular meeting of the Board of Directors shall be held immediately following the adjournment of the annual meeting of the Shareholders or a special meeting of the Shareholders at which Directors are elected.  The holding of such Shareholders’ meeting shall constitute notice of such Directors’ meeting and such meeting may be held without further notice.  Other regular meetings shall be held at such other times and places, if any, as may be fixed by the Directors.

(b)          Special Meetings.  Special meetings of the Board of Directors may be held at any time upon call of the Chairman of the Board, the President, or any two Directors.

(c)          Place of Meeting.  Any meeting of Directors may be held at any place within or without the State of Ohio in person and/or through any communications equipment if all persons participating in the meeting can hear each other, or otherwise participate.

(d)          Notice of Meeting and Waiver of Notice.  Notice of the time and place, if any, of any regular or special meeting of the Board of Directors (other than the regular meeting of Directors following the adjournment of the annual meeting of the Shareholders or following any special meeting of the Shareholders at which Directors are elected) shall be given to each Director by personal delivery, telephone, mail, telegram, cablegram, overnight delivery service or any other means of communication authorized by the Director, at least forty-eight (48) hours before the meeting, which notice need not specify the purpose of the meeting.  Such notice, however, may be waived in writing by any Director either before or after any such meeting, or by attendance at such meeting (including attendance (presence) by means of participation through any communications equipment as above provided) without protest prior to the commencement thereof.  A telegram, cablegram, electronic mail, or an electronic or other transmission capable of authentication that appears to have been sent by a Director shall be deemed to be a writing.

Section 5.  Quorum and Voting.

At any meeting of Directors, no fewer than one-half of the whole authorized number of Directors must be present, in person and/or through any communications equipment, to constitute a quorum for such meeting, except that a majority of the remaining Directors in office constitutes a quorum for filling a vacancy in the Board.  At any meeting at which a quorum is present, all acts, questions and business which may come before the meeting shall be determined by a majority of votes cast by the Directors present at such meeting, unless the vote of a greater number is required by the Articles, Regulations or By-Laws.

Section 6.  Committees.

(a)          Appointment.  The Board of Directors may from time to time appoint certain of its members (but in no event less than three) to act as a committee or committees in the intervals between meetings of the Board and may delegate to such committee or committees powers to be exercised under the control and direction of the Board.  Each such committee and each member thereof shall serve at the pleasure of the Board.

(b)          Executive Committee.  In particular, the Board of Directors may create from its membership and define the powers and duties of an Executive Committee.  During the intervals between meetings of the Board of Directors the Executive Committee shall possess and may exercise all of the powers of the Board of Directors in the management and control of the business of the Corporation to the extent permitted by law.  All action taken by the Executive Committee shall be reported to the Board of Directors at its first meeting thereafter.

(c)          Committee Action.  Unless otherwise provided by the Board of Directors, a majority of the members of any committee appointed by the Board of Directors pursuant to this Section shall constitute a quorum at any meeting thereof and the act of a majority of the members present at a meeting at which a quorum is present shall be the act of such committee.  Action may be taken by any such committee without a meeting by a writing signed by all its members.  Any such committee shall prescribe its own rules for calling and holding meetings and its method of procedure, subject to any rules prescribed by the Board of Directors, and shall keep a written record of all action taken by it.

Section 7.  Action of Directors Without a Meeting.

Any action which may be taken at a meeting of Directors may be taken without a meeting if authorized by a writing or writings signed by all the Directors, which writing or writings shall be filed or entered upon the records of the Corporation.  A telegram, cablegram, electronic mail, or an electronic or other transmission capable of authentication that appears to have been sent by any Director and that contains an affirmative vote or approval of that Director shall be deemed to be a writing.  The date on which that telegram, cablegram, electronic mail, or electronic or other transmission is sent is the date on which the writing is signed.

Section 8.  Compensation of Directors.

The Board of Directors may allow compensation for attendance at meetings or for any special services, may allow compensation to members of any committee, and may reimburse any Director for his expenses in connection with attending any Board or committee meeting.

Section 9.          Attendance at Meetings of Persons Who Are Not Directors.

Unless waived by a majority of Directors in attendance, not less than twenty-four (24) hours before any regular or special meeting of the Board of Directors any Director who desires the presence at such meeting of not more than one person who is not a Director shall so notify all other Directors, request the presence of such person at the meeting, and state the reason in writing.  Such person will not be permitted to attend the Directors’ meeting unless a majority of the Directors in attendance vote to admit such person to the meeting.  Such vote shall constitute the first order of business for any such meeting of the Board of Directors.  Such right to attend, whether granted by waiver or vote, may be revoked at any time during any such meeting by the vote of a majority of the Directors in attendance.

ARTICLE IV

Officers

Section 1.  General Provisions.

The Board of Directors shall elect a President, a Secretary and a Treasurer, and may elect a Chairman of the Board, one or more Vice-Presidents, and such other officers and assistant officers as the Board may from time to time deem necessary.  The Chairman of the Board shall be a Director, but no one of the other officers need be a Director.  Any two or more offices may be held by the same person, but no officer shall execute, acknowledge or verify any instrument in more than one capacity if such instrument is required to be executed, acknowledged or verified by two or more officers.

Section 2.  Powers and Duties.

All officers, as between themselves and the Corporation, shall respectively have such authority and perform such duties as are customarily incident to their respective offices, and as may be specified from time to time by the Board of Directors, regardless of whether such authority and duties are customarily incident to such office.  In the absence of any officer of the Corporation, or for any other reason the Board of Directors may deem sufficient, the Board of Directors may delegate for the time being, the powers or duties of such officer, or any of them, to any other officer or to any Director.  The Board of Directors may from time to time delegate to any officer authority to appoint and remove subordinate officers and to prescribe their authority and duties.  Since the lawful purposes of this Corporation include the acquisition and ownership of real property, personal property and property in the nature of patents, copyrights, and trademarks and the protection of the Corporation’s property rights in its patents, copyrights and trademarks, each of the officers of this Corporation is empowered to execute any power of attorney necessary to protect, secure, or vest the Corporation’s interest in and to real property, personal property and its property protectable by patents, trademarks and copyright registration and to secure such patents, copyrights and trademark registrations.

Section 3.  Term of Office and Removal.

(a)          Term.  Each officer of the corporation shall hold office at the pleasure of the Board of Directors until his successor has been elected or until his earlier resignation, removal from office or death.  It shall not be necessary for the officers of the corporation to be elected annually.  The election or appointment of an officer for a given term, or a general provision in the Articles or Regulations with respect to term of office, shall not be deemed to create contract rights.

(b)          Removal.  Any officer may be removed, with or without cause, by the Board of Directors without prejudice to the contract rights, if any, of such officer.

(c)          Vacancies.  The Board of Directors may fill any such vacancy in any office occurring for whatever reason.

Section 4.  Compensation of Officers.

Unless compensation is otherwise determined by a majority of the Directors at a regular or special meeting of the Board of Directors, or unless such determination is delegated by the Board of Directors to another officer or officers, the President of the Corporation from time to time shall determine the compensation to be paid to all officers and other employees for services rendered to the Corporation.

ARTICLE V

Indemnification of Directors and Officers

Section 1.  Right of Indemnification.  The Corporation shall indemnify each person who was or is a party or is threatened to be made a party to, or is or was involved or is threatened to be involved (as a deponent, witness or otherwise) in, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, arbitrative, administrative or investigative (including, without limitation, any threatened, pending or completed action, suit or proceeding by or in right of the Corporation) (hereinafter a “Proceeding”), by any reason of the fact that such person is or was a director or officer of the Corporation (hereinafter an “Indemnitee”), against all expenses (including, without limitation, attorneys’ fees, filing fees, court reporters’ fees, expert witnesses’ fees and transcript costs) (hereinafter “Expenses”), judgments, fines, excise taxes assessed with respect to an employee benefit plan, penalties and amounts paid in settlement (such judgments, fines, excise taxes, penalties and amounts paid in settlement are hereinafter referred to as “Liabilities”) actually and reasonably incurred by the Indemnitee in connection with any Proceeding, unless and only to the extent that it is determined, as provided in Section 4 of this Article V, that any such indemnification should be denied or limited.  Notwithstanding the foregoing, except as to claims to enforce rights conferred on an Indemnitee by this Article V that may be brought, initiated or otherwise asserted by the Indemnitee pursuant to Section 7 of this Article V, the Corporation shall not be required by this Section (a) to indemnify an Indemnitee in connection with any claim (including, without limitation, any original claim, counterclaim, cross-claim or third-party claim) in a Proceeding, which claim is brought, initiated or otherwise asserted by the Indemnitee, unless the bringing, initiation or assertion of the claim in the Proceeding by the Indemnitee was authorized or ratified by the Board of Directors.

Section 2.  Court-Approved Indemnification.  Anything contained in Section 1 of this Article V to the contrary notwithstanding, the Corporation shall not indemnify an Indemnitee (A) in such Indemnitee’s capacity as a director or officer of the Corporation in respect of any claim, issue or matter asserted in a Proceeding by or in right of the Corporation as to which the Indemnitee shall have been adjudged to be liable to the Corporation for an act or omission undertaken by such Indemnitee in such capacity with deliberate intent to cause injury to the Corporation or with reckless disregard for the best interests of the Corporation or (B) in any Proceeding by or in the right of the Corporation in which the only liability is asserted pursuant to Section 1701.95 of the Ohio Revised Code against the Indemnitee, unless and only to the extent that the court of common pleas in the county in Ohio in which the principal office of the Corporation is located or the court in which a Proceeding is brought (each, a “Designated Court”) shall determine, upon application of either the Indemnitee or the Corporation, that, despite the adjudication or assertion of such liability, and in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to such indemnity as the Designated Court shall deem proper.  In the event of any such determination by the Designated Court, the Corporation shall timely pay the indemnification determined by the Designated Court to be proper as contemplated by the Section 2.

Section 3.  Indemnification for Expenses When Successful on the Merits or Otherwise.

(a)          Anything contained in this Article V to the contrary notwithstanding, to the extent that an Indemnitee has been successful on the merits or otherwise in defense of any proceeding or in defense of any claim, issue or matter asserted therein, the Indemnitee shall be promptly indemnified by the Corporation against all Expenses actually and reasonably incurred by the Indemnitee in connection therewith.

(b)          Without limiting the generality of the foregoing, an Indemnitee claiming indemnification under this Section 3 shall be deemed to have been successful on the merits or otherwise in defense of nay Proceeding or in defense of any claim, issue or matter asserted therein, if such Proceeding shall be terminated as to such Indemnitee, with or without prejudice, without the entry of a judgment or order against the Indemnitee, without a conviction of the Indemnitee, without the imposition of a fine or penalty upon the Indemnitee, and without the Indemnitee’s payment or agreement to pay any other Liability (whether or not such termination is based upon a judicial or other determination of lack of merit of the claims made against the Indemnitee or otherwise results in a vindication of the Indemnitee).

Section 4.  Determination.

(a)          Any indemnification covered by Section 1 of this Article V and that is not precluded by Section 2 of this Article V shall be timely paid by the corporation unless and only to the extent that a determination is made that such indemnification shall be denied or limited because (i) the Indemnitee did not act in good faith and in a manner which the Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal Proceeding, the Indemnitee had reasonable cause to believe that such Indemnitee’s conduct was unlawful, or (ii) the Indemnitee did not actually or reasonably incur an Expense or Liability to be indemnified.

(b)          Any indemnification covered by Section 3 of this Article V shall be timely paid by the Corporation unless and only to the extent that a determination is made that such indemnification shall be denied or limited because the Indemnity did not actually or reasonably incur the Expense to be indemnified.

(c)          Each determination required or permitted by this Section 4 may be made only by a Designated Court.

Section 5.  Presumptions.  Upon making any request for indemnification under this Article V, the Indemnitee shall be presumed to be entitled to indemnification under this Article V, and the Corporation shall have the burden of proof in the making of any determination contrary to such presumption by clear and convincing evidence.  Without limiting the generality of the foregoing, for purposes of this Article V, it shall be presumed that (A) the Indemnitee acted in good faith and in a manner which the Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation, (B) with respect to any criminal Proceeding, the Indemnitee had no reasonable cause to believe that such Indemnitee’s conduct was unlawful and (C) each Liability and Expense for which indemnification is claimed was actually and reasonably incurred by the Indemnitee.  The termination of any Proceeding by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, rebut any such presumption.

Section 6.  Advances for Expenses.  The Expenses incurred by an Indemnitee in defending a Proceeding shall be paid by the Corporation in advance of the final disposition of such Proceeding at the request of the Indemnitee within thirty (30) days after the receipt by the Corporation of a written statement or statements from the Indemnitee requesting such advance or advances from time to time.  Such statement or statements shall reasonably evidence the Expenses incurred by the Indemnitee in connection with the defense of the proceeding and shall include or be accompanied by a written undertaking by or on behalf of such Indemnitee to repay such amount if it shall ultimately be determined that the Indemnitee is not entitled to be indemnified by the Corporation in respect of such Expense.

Section 7.  Right of Indemnitee to Bring Suit.  If (A) a claim for indemnification under this Article V is not paid in full by the Corporation within sixty (60) days after a written claim has been received by the Corporation or (B) a claim for advancement of Expenses under Section 6 of this Article V is not paid in full by the Corporation within thirty (30) days after a written claim has been received by the Corporation, the Indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the Indemnitee shall be entitled to be indemnified for all the Expenses actually and reasonably incurred by the Indemnitee in prosecuting such claim in enforcing the Indemnitee’s rights under this Article V.

Section 8.  Article V Not Exclusive.  The indemnification provided by this Article V shall not be exclusive of, and shall be in addition to, any other rights to which any person seeking indemnification may be entitled under the Articles of Incorporation of the Corporation, these Regulations, any agreement, a vote of shareholder or disinterested directors, or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office, and shall continue as to person who has ceased to be a director, officer, trustee, partner, member or manager and shall inure to the benefit of the heirs, executors and administrators of such a person.

Section 9.  Insurance. The Corporation may purchase and maintain, or furnish similar protection, including but not limited to trust funds, letters of credit, or self-insurance, for or on behalf of any person who is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, trustee, officer, employee, partner, member, manager or agent of another Corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the obligation or the power to indemnify such person against such liability under the provisions of this Article V.  Insurance may be purchased from or maintained with a person in which the Corporation has a financial interest.

Section 10.  Venue; Jurisdiction.

(a)          Any action, suit or proceeding to determine a right to indemnification under this Article V may be maintained by an Indemnitee claiming such indemnification or by the Corporation only in a Designated Court.  Each of the Corporation and, by claiming and accepting such indemnification, any such Indemnitee consents to exercise of the jurisdiction by a Designated Court in any such action, suit or proceeding.

(b)          Any action, suit or proceeding to determine (i) the obligation of an Indemnitee under this Article V to repay any Expenses previously advanced by the Corporation or (ii) the obligation of the Corporation under this Article V to advance any Expenses may be maintained by the Corporation or by such Indemnitee only in a Designated Court.  Each of the Corporation and, by claiming and accepting such advancements, any such Indemnitee consents to the exercise of jurisdiction by a Designated Court in any such action, suit or proceeding.

ARTICLE VI

Securities Held by the Corporation

Section 1.  Transfer of Securities Owned by the Corporation.

All endorsements, assignments, transfers, stock powers, share powers or other instruments of transfer of securities standing in the name of the Corporation shall be executed for and in the name of the Corporation by the President, by a Vice President, by the Secretary or by the Treasurer or by any other person or persons as may be thereunto authorized by the Board of Directors.

Section 2.  Voting Securities Held by the Corporation.

The Chairman of the Board, President, any Vice President, Secretary or Treasurer, in person or by another person thereunto authorized by the Board of Directors, in person or by proxy or proxies appointed by him, shall have full power and authority on behalf of the Corporation to vote, act and consent with respect to any securities issued by other corporations which the Corporation may own.

ARTICLE VII

Share Certificates

Section 1.  Transfer and Registration of Certificates.

The Board of Directors shall have authority to make such rules and regulations, not inconsistent with law, the Articles or these Regulations, as it deems expedient concerning the issuance, transfer and registration of certificates for shares and the shares represented thereby and may appoint transfer agents and registrars thereof, provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares.

Section 2.  Substituted Certificates.

Any person claiming that a certificate for shares has been lost, stolen or destroyed, shall make an affidavit or affirmation of that fact and, if required, shall give the Corporation (and its registrar or registrars and its transfer agent or agents, if any) a bond of indemnity, in such form and with one or more sureties satisfactory to the Board, and, if required by the Board of Directors, shall advertise the same in such manner as the Board of Directors may require, whereupon a new certificate may be executed and delivered of the same tenor and for the same number of shares as the one alleged to have been lost, stolen or destroyed.

ARTICLE VIII

Seal

The Directors may adopt a seal for the Corporation which shall be in such form and of such style as is determined by the Directors.  Failure to affix any such corporate seal shall not affect the validity of any instrument.

ARTICLE IX

Consistency with Articles of Incorporation

If any provision of these Regulations shall be inconsistent with the Corporation’s Articles of Incorporation (and as they may be amended from time to time), the Articles of Incorporation (as so amended at the time) shall govern.

ARTICLE X

Section Headings

The headings contained in this Code of Regulations are for reference purposes only and shall not be construed to be part of and/or shall not affect in any way the meaning or interpretation of this Code of Regulations.

ARTICLE XI

Amendments

This Code of Regulations of the Corporation (and as it may be amended from time to time) may be amended or added to by the affirmative vote or the written consent of the Shareholders of record entitled to exercise a majority of the voting power on such proposal; provided, however, that if an amendment or addition is adopted by written consent without a  meeting of the Shareholders, it shall be the duty of the Secretary to enter the amendment or addition in the records of the Corporation, and to mail a copy of such amendment or addition to each Shareholder of record who would be entitled to vote thereon and did not participate in the adoption thereof.